Exhibit 99.1

CIM Commercial Trust Corporation NASDAQ: CMCT TASE: CMCT-L June 2019 www.cimcommercial.com ©2019 CMCT CMCT CIM Commercial Trust Corporation Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

Free Writing Prospectus | CIM Commercial Trust Corporation Investor Presentation Q1 2019

Filed Pursuant to Rule 433 | Dated June 4, 2019| Registration Statement Nos. 333-210880 and 333-227707

CIM Commercial Trust Corporation (the “Company” or “CMCT”) has filed registration statements (including prospectuses and prospectus supplements) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectuses in those registration statements, the related prospectus supplements, and other documents the Company has filed with the SEC for more complete information about the Company and the offerings. You may request to receive a prospectus by calling toll-free at 1-866-341-2653.

Alternatively, you may also access the applicable prospectus for free on the SEC’s website at www.sec.gov as follows:

•                  Prospectus, dated April 11, 2019, relating to Registration Statement No. 333-210880 and supplement No. 1 dated May 14, 2019

•                  Registration Statement (No. 333-227707) on Form S-4, dated October 5, 2018

Important Disclosures Forward-looking Statements The information set forth herein contains “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CIM Commercial on a prospective basis. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “target,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “potential,” “forecast,” “seek,” “plan,” or “should” or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CIM Commercial bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. These forward-looking statements are necessarily estimates reflecting the judgment of CIM Commercial and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those associated with (i) CMCT’s ability to consummate the planned asset sales, (ii) the extent to which capital is returned to shareholders and the timing thereof, and (iii) general economic, market and other conditions. For a further list and description of the risks and uncertainties inherent in the forward looking statements, see CIM Commercial's filings with the Securities and Exchange Commission, including CIM Commercial's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, the Registration Statement on Form S-11 (No. 333-210880) relating to the Series A preferred stock and the Registration Statement on Form S-4 (No. 333-227707) relating to the potential exchange offer for shares of our Series L preferred stock. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CIM Commercial to predict all of them. Nor can CIM Commercial assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. CIM Commercial undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

CIM Commercial Trust Excludes 1333 Broadway, which was sold to an un/related third party in May 2019, and 899 North Capitol Street, 901 North Capitol Street, 999 North Capitol Street, and 4750 Wilshire Boulevard, each of which either (i) is expected to be under contract for sale or (ii) is under contract for sale, in each case to unrelated third parties as of May 31, 2019. As of March 31, 2019. See Important Information on page 29. As of May 31, 2019. The figure for the amount of assets sold includes anticipated gross sale price of $240 million relating to 899 North Capitol Street, 901 North Capitol Street, 999 North Capitol Street and 4750 Wilshire Boulevard, each of which either (i) is expected to be under contract for sale or (ii) is under contract for sale, in each case to unrelated third parties as of May 31, 2019. 3 Eight office properties & one hotel1 Program to Unlock Embedded Value in Portfolio & Improve Trading Liquidity of Our Common Stock 11 properties sold and anticipated to be sold for a combined gross sales price of $1.05 billion3 Substantial portion of net proceeds from asset sales expected to be used to pay a special dividend to common shareholders Anticipate that shares of CMCT common stock held by its majority shareholder will be distributed to a diverse group of holders which CMCT expects to be comprised of many of the current investors of such majority shareholder NASDAQ: CMCT TASE: CMCT-L Owner and operator of Class A and creative office assets in vibrant and improving metropolitan communities High barrier-to-entry, metropolitan focus 1.1 million rentable square feet of office & 503 hotel rooms1 Managed by CIM Group - owner/operator of $30.2 billion of real assets2

Maximizing Returns For Shareholders

CMCT

- Active and strategic portfolio management to maximize returns to shareholders
- CMCT has sold and anticipates to sell $2.3 billion of assets since going public in 2014[1]

Total Returns Based on NAV[2,3]

Δ NAV per Share + Dividends



50%
40%
30%
20%
10%
0%
(10%)
CMCT
US Office REITs[4]
Mar-2014
Oct-2014
May-2015
Dec-2015
Jul-2016
Jan-2017
Aug-2017
Mar-2018
Oct-2018
May-2019

Cumulative Cash Distributions Per Share of Common Stock[5]



$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$0.88
$1.75
$4.77
$8.36
$8.86
$8.98
2014
2015
2016
2017
2018
2019 YTD through 5/31/19

1. As of May 31, 2019. The figure for the amount of assets sold includes anticipated gross sale price of $240 million relating to 899 North Capitol Street, 901 North Capitol Street, 999 North Capitol Street and 4750 Wilshire Boulevard, each of which either (i) is expected to be under contract for sale or (ii) is under contract for sale, in each case to unrelated third parties as of May 31, 2019.
2. Total returns includes changes in stock price or net asset value ("NAV") per share, as applicable, and includes all dividends declared and paid with respect to the Company's common stock from March 31, 2014 to May 31, 2019.
3. Please see "Net Asset Value" under "Important Information" with respect to the methodology of the calculation of the NAV of CMCT on page 29.
4. "U.S. Office REITs" reflects the weighted average historical stock price and NAV performance of the companies included in the SNL US REIT Office Index as of May 31, 2019 based, for all periods indicated, on the weights attributed to each such company by such index as of May 31, 2019. The SNL US REIT Office Index is an index of certain publicly traded office REITs in the United States. The characteristics of the portfolios of assets of such companies included in "U.S. Office REITs" may differ significantly from the characteristics of CMCT's portfolio of assets. "U.S. Office REITs" may therefore not be an appropriate benchmark for the performance of CMCT. Past performance is not a guarantee of future results. The data used in this chart is derived from SNL and filings with the SEC.
5. CMCT is the product of a merger (the "Merger") between a subsidiary of CIM Urban REIT, LLC ("CIM REIT"), a fund operated by CIM, and PMC Commercial Trust ("PMC"), a publicly traded real estate investment trust, consummated in Q1 2014. Represents dividends declared on our common stock from January 2014 through May 2019. Excludes a special dividend paid to PMC Commercial Trust's shareholders in connection with the Merger, but includes 2014 dividends received by CIM REIT shareholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC, an affiliate of CIM REIT and CIM Group, L.P., on an as converted basis, in the Merger. The per share equivalent in proceeds from CMCT's June 2016 tender offer is $2.15, calculated by dividing $210,000,000, the amount used by CMCT to purchase shares of common stock of CMCT in the tender offer, by 97,676,197, the number of shares of common stock outstanding immediately prior to such tender offer. The amounts of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. Past performance is not indicative of future results.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

4

Significant Embedded Organic Growth Opportunity From Outsized Growth In Key Gateway Markets CIM Commercial Trust – Key Investment Highlights High Quality Class A and Creative Office Portfolio 2 Deep Commercial Property Expertise Through Relationship with CIM Group 1 Equity Enhancing, Growth Oriented Capital Structure External Growth Opportunity – Acquisitions & Select Redevelopment and Build-to-Suit 3 5 5 4

CMCT CIM Group Overview

Established Established in 1994 as an integrated owner and operator of real assets As of March 31, 2019. See Important Information on page 29. Strategies Real assets (infrastructure and real estate) focused in communities qualified by CIM as well as national credit (net-lease and debt) platforms Vertically-Integrated Multi-disciplinary expertise and in-house research, acquisition, credit analysis, development, financing, leasing and onsite property management capabilities Organization 970+ employees (14 principals including all of its founders, 560+ professionals)1 Office Locations Headquartered in Los Angeles, with offices in the San Francisco Bay Area; the Washington, DC Metro Area; Dallas, TX; Phoenix, AZ; Chicago, IL and New York, NY Assets Owned and Operated $30.2 billion1 7 1 Overview of CIM

CIM Competitive Advantages Diverse Team of In-House Professionals Commitment to Community Disciplined Approach Led by 14 principals (including the three original founders) with average CIM tenure of 14 years Vertically-integrated, real assets owner and operator with expertise across in-house research, acquisition, credit analysis, development, finance, leasing and onsite property management, working across multiple markets, asset classes and strategies Investments team responsible for entire life cycle of each asset; compensation is aligned with that of CIM’s partners and co-investors Sector-agnostic focus on specific metropolitan submarkets (“Qualified Communities”) exhibiting: Market values that are below long-term intrinsic values; or Underserved or transitional areas with dedicated resources that CIM believes will lead to outsized revenue growth and/or asset appreciation Extensive capital deployment in Qualified Communities has yielded long-term relationships and a proprietary origination channel Bring goods, services, employment and support needed for communities to be successful Regardless of the market cycle, CIM employs a strict discipline in qualifying communities as well as underwriting projects and potential acquisitions. CIM employs detailed underwriting, conservative leverage and proprietary research 1 2 3 8 1

Since 1994, CIM has qualified 122 communities in high barrier-to-entry markets and has owned and operated real assets in 72 of those communities1. The qualification process generally takes between six months and five years and is a critical component of CIM’s asset evaluation CIM believes that its community qualification process provides it with a significant competitive advantage when acquiring real assets 7 Qualification Criteria Transitional Metropolitan Districts Thriving Metropolitan Areas Population growth Broad public support for CIM’s approach Evidence of private funding from other institutional owners and operators Underserved niches in the community’s real estate infrastructure Potential to deploy a minimum of $100 million of opportunistic equity within five years Positive population trends Public support for acquisitions Opportunities below intrinsic value Potential to deploy a minimum of $100 million of opportunistic equity within five years 9 Community Focused Real Assets Strategy 1 As of May 31, 2019.

8 Growth in CIM Qualified Communities vs. National Downtowns vs. National Suburbs CIM qualifies communities for acquisition (122 qualified as of May 31, 2019, 72 deployed capital). CIM Qualified Communities exhibit strong growth trends, which CIM believes will lead to outsized rental growth and/or capital appreciation. Since initial acquisition, CIM’s Qualified Communities have outperformed average national downtowns by approximately 50% and average national suburbs by over 190%1 Community Focused Strategy-CIM Qualified Communities 1 Based on growth of Class A office rents, sourced from CBRE Outlook Dashboard, as of March 31, 2019. Site accessed May 2019. -10% 30% 70% 110% 150% CIM Qualified Communities Average National Downtowns Average National Suburbs

1 Resources & Expertise of Institutional Owner Operator

CMCT

CMCT Management



David Thompson

CMCT CEO
CIM Group CFO
and Principal

- Previously spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller
- Began career as a C.P.A. at Arthur Andersen & Co.



Jan Salit

CMCT President & Secretary

- Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust
- Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993)



Nathan DeBacker

CMCT CFO

- Previously was senior vice president and chief financial officer at Cole REITs, of VEREIT
- Began career as an auditor and C.P.A. at Ernst & Young.

CIM Group Co-Founders



Richard Ressler

CIM Group Principal
CMCT Chairman of the Board

- Held various Board positions at j2 Global, Inc. (NASDAQ: JCOM), Presbia PLC (NASDAQ: LENS), and Co-Founder of Orchard Capital Corp.
- Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP



Avi Shemesh

CIM Group Principal
CMCT Board Member

- Previously Co-Founder of Dekel Development, a developer of commercial and multifamily properties in Los Angeles



Shaul Kuba

CIM Group Principal
CMCT Board Member

- Previously involved in a number of successful entrepreneurial real estate activities, including Dekel Development (Los Angeles commercial and multifamily developer)

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

11

CIM Group Commitment to CMCT Directors & officers of CMCT, CIM Group and its affiliates own approximately one million shares of CMCT 20 of 26 investors in the private fund are invested in other CIM Group funds Management and Corporate Governance CMCT’s Board is comprised of CIM Group’s three co-founders (Richard Ressler, Avi Shemesh, and Shaul Kuba) David Thompson, CMCT CEO, also serves as CIM Group Principal and CFO Strong Market and Knowledge Sourcing CMCT benefits from CIM Group’s identification of Qualified Communities, sourcing capabilities and access to resources of vertically integrated platform Management Agreement / Master Services Agreement Tiered asset management fee based on fair value of real properties and associated assets of CMCT Quarterly fee assessed as a percentage of assets: <$500 million = 0.2500% $500 million - $1,000 million = 0.2375% $1,000 million - $1,500 million = 0.2250% $1,500 million - $4,000 million = 0.2125% $4,000 million - $20,000 million = 0.1000% Plus ~$1.1 million base service fee and reimbursement of certain shared services at cost (accounting, tax, reporting, etc.) Perpetual term 12 1 Alignment of Interests

CMCT CMCT Overview

CMCT History 14 Transition from Private Fund to High-Quality Public REIT February 2005 – June 2006 CIM Group formed CIM REIT with 24 private institutional investors October 2018 Announced program to unlock embedded value in portfolio and improve trading liquidity of common stock (see pages 26 & 27 for details) March 2019 – May 2019 Completed sale of seven properties for a combined gross sales price of $810 million November 2015 - December 2016 Sold commercial mortgage loan portfolio, commercial real estate lending subsidiary, and three properties for a combined gross sales price of $217 million June 2016 $210 million tender offer for CMCT common stock (10 million shares @ $21 per share) March 2014 CIM REIT completed its merger with PMC Commercial Trust, a publicly traded mortgage REIT September 2016 – December 2017 $966 million repurchase of CMCT common stock (43.9 million shares @ $22 per share)1 June 2019 – December 2019 Anticipate sale of four properties for an estimated combined gross sales price of $240 million Substantial portion of net proceeds from asset sales expected to be used to pay a special dividend to common shareholders Anticipate that shares of CMCT common stock held by its majority shareholder will be distributed to a diverse group of holders which CMCT expects to be comprised of many of the current investors of such majority shareholder 2 March 2017 – December 2017 Completed sale of 12 properties for a combined sales price of $1,093 million Shares were repurchased in privately negotiated transactions from a fund managed by an affiliate of CIM Group. In connection with these share repurchases, CMCT paid special cash dividends totaling $6.5 million that allowed the common shareholders that did not participate in the repurchases to receive the economic benefit of such repurchases. Special cash dividends are not included in the above amount.

2 High Quality Class A & Creative Office Portfolio

CMCT

As of March 31, 2019

Growth-Focused Portfolio[1]

Office:

Location	Sub-Market	Rentable Square Feet ("SF")	% Occupied	Annualized Rent Per Occupied SF [2]
Oakland, CA				
1 Kaiser Plaza	Lake Merritt	536,672	93.7%	$42.37
San Francisco, CA				
1130 Howard Street	South of Market	21,194	100.0%	70.26
Los Angeles, CA				
11620 Wilshire Boulevard	West Los Angeles	194,931	95.1%	42.01
9460 Wilshire Boulevard	Beverly Hills	94,547	95.0%	94.18
11600 Wilshire Boulevard	West Los Angeles	56,144	90.4%	54.50
Lindblade Media Center	West Los Angeles	32,428	100.0%	45.33
Austin, TX				
3601 S Congress Avenue	South	183,885	97.7%	37.08
TOTAL		**1,119,801**	**94.8%**	**$47.02**

Hotel:

Location	Sub-Market	Number of Rooms	% Occupied [3]	Revenue Per Available Room (RevPAR) [4]
Sacramento, CA				
Sheraton Grand Hotel	Downtown/Midtown	503	82.1%	$140.44

Ancillary:

Location	Sub-Market	Rentable Square Feet (Retail)	% Occupied (Retail)	Annualized Rent (Parking and Retail) (in thousands) [5]
Sacramento, CA				
Sheraton Grand Hotel Parking Garage & Retail	Downtown/Midtown	9,453	100.0%	$2,944
Oakland, CA				
2 Kaiser Plaza	Lake Merritt	-	-	-

Geographic Diversification[2]

Annualized Rent by Location (Excludes Hotel and Ancillary Properties)



Oakland
Los Angeles
Austin
San Francisco

1. Excludes 1333 Broadway, which was sold to an unrelated third party in May 2019, and 899 North Capitol Street, 901 North Capitol Street, 999 North Capitol Street, and 4750 Wilshire Boulevard, each of which either (i) is expected to be under contract for sale or (ii) is under contract for sale, in each case to unrelated third parties as of May 31, 2019.
2. Represents gross monthly base rent, as of March 31, 2019, multiplied by 12. The amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursement to base rent.
3. Represents trailing three-month occupancy as of March 31, 2019, calculated as the number of occupied rooms divided by the number of available rooms.
4. Represents trailing three-month RevPAR as of March 31, 2019, calculated by dividing the amount of room revenue by the number of available rooms.
5. Represents gross monthly contractual rent under parking and retail leases commenced as of March 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
15

3 Embedded Growth Opportunity: Los Angeles

CMCT

Key Los Angeles Office Themes

1. Tech, media and entertainment demand driving growth
2. Major content creators such as Netflix, Google, and Amazon Studios lease 2.2+ million SF of office and production space across West Los Angeles and Hollywood
3. High barriers to entry/supply constrained given regulatory environment
4. Affluent population base

CMCT Los Angeles Office Portfolio

» Beverly Hills (9460 Wilshire Boulevard):
  - Severe supply constraints with significant barriers to entry; tenant demand driven by finance and entertainment
  - Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive

» Culver City (Lindblade Media Center):
  - A preferred location for tech, entertainment and media tenants; Santa Monica office demand gravitating southeast

» Brentwood (11600 & 11620 Wilshire Boulevard):
  - Strong demand from executives who prefer a shorter commute; cost-effective alternative to Santa Monica
  - One block west of I-405 freeway; nearby UCLA Medical Center, St. John's Hospital and Veterans Administration Hospital provide consistent demand for medical office


7083 Hollywood Blvd
Hollywood
9460 Wilshire
4750 Wilshire Blvd
Beverly Hills-
Century City
Mid City-Koreatown
11600/11620 Wilshire
Brentwood
Downtown
Los Angeles
Santa Monica
Lindblade Media Center
Culver City
LOS ANGELES
LA Holiday Inn
MAP KEY
CMCT Asset
CIM Asset
(includes Realized Assets)

CIM Group: 60+ Los Angeles Investments Over 25 Years

» CIM Group is headquartered in Los Angeles

» CIM Group's Los Angeles real estate experience:
  - 10 million+ SF of project experience across opportunistic, value-add and stabilized strategies
  - Currently owns over 20 assets valued at over $3 billion; nine office assets with 2.3 million SF

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

16

③ Embedded Growth Opportunity: Oakland

CMCT

Favorable Office Dynamics

1. Relative Value vs. San Francisco Central Business District ("CBD") (Class A asking rents)[1]:
   - San Francisco - $74.85
   - Oakland - $52.06
2. Limited new office supply in Lake Merritt / City Center: Last major office project completed in 2008[1]

   Office building development has been tempered in the East Bay, with current under construction office space equivalent to 1.5% of the market's total existing inventory[1]
3. Proposition M: San Francisco office development limited to 875,000 square feet per year
4. Class A CBD vacancy of 7.6%[1]

A Vibrant Community

Transportation: All six BART lines and every major Bay Area highway run through Oakland

Amenities Base: Oakland has emerged as a "cool" place to live and work

Residential Development:

- ~11,000 new units in 2019-2021 (v. ~169,000 existing)[1]
- Residential Monthly Asking Rents[1]

  San Francisco - $3,091 | Oakland - $2,166


2353 Webster Garage
2100 Franklin/2101 Webster
Uptown Station
1901 Harrison
1333 Broadway
Marriott City Center
Courtyard Oakland
Jack London Square
1100 Clay
211 Main St
248 1st St
55 Hawthorne
274 Brannan
260 Townsend
Block 1
Central Tower
1130 Howard
340 Townsend
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset
Metro Stop

CMCT Assets	Asset Type	Rentable SF[2]	Leased %[2]	Annualized Rent Per Occupied SF[2,3]
1 Kaiser Plaza	Office	536,672	96.3%	$42.37
2 Kaiser Plaza	Office Development			

CMCT In-Place Rent[2,3]	Class A Asking Rents[1]
$42.37	$52.06

1. Source: JLL Q1 2019 Office Insight.
2. As of March 31, 2019.
3. Represents gross monthly base rent per square foot under leases commenced as of March 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
17

3 Embedded Growth Opportunity: Austin

CMCT

Compelling Growth Market

1. Diverse Employment Sources – government, education and tech
2. Austin is home to many large U.S. corporations including Amazon, Facebook, Apple, Cisco, eBay, GM, Google, IBM, Intel, Oracle, Paypal, 3M and Whole Foods
3. Sustained, rapid market rent growth
   - Five year Increase of 37% (2014-2018)[1]
4. Low vacancy
   - Austin Class A – 7.6%[1]
   - South Austin submarket – 6.7%[1]
5. Population growth
   - Ten year historical growth rate of 2.8% (versus 0.7% in the U.S.)[1]
   - Five year forecast growth rate of 2.3% (versus 0.7% in the U.S.)[1]
6. Employment growth
   - Ten year historical growth rate of 3.4% (versus 1.3% in the U.S.)[1]


Hartland Plaza
Seaholm
The Independent
Eastside Village
District at SoCo
3601 S Congress
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset
Austin Airport
(9 miles)

CMCT Assets	Asset Type	Rentable SF[2]	Leased %[2]	Annualized Rent Per Occupied SF[2,3]
3601 South Congress	Office	183,885	98.6%	$37.08

CMCT In-Place Rent[2,3]
$37.08

Class A Asking Rents[1]
$44.71

1. Source: CoStar May 2019 Office Market Report.
2. As of March 31, 2019.
3. Represents gross monthly base rent per square foot under leases commenced as of March 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
18

Redevelopment In Progress: Austin 19 4 “Building L” – Expansion to Existing Campus 3601 South Congress- Existing Buildings 3601 S. Congress Avenue Expansion - Mid-2020 Expected Completion Approximately 42,000 SF add-on building to existing 183,885 SF office complex (98.6% leased as of March 31, 2019) Two-story creative office building designed to accommodate either a single user or two single-floor tenants ~$15 million development Targeting ~8% return on cost upon stabilization Location Sub-Market Potential Rentable SF Product Austin, TX South 42,000 Office

Growth Pipeline: Oakland 20 Potential Build-to-Suit 2 Kaiser Plaza (Beacon Tower), Oakland, CA 4 1 Kaiser Plaza – Existing Building Bay Area 2 Kaiser Plaza (Beacon Tower) Build-to-suit opportunity Currently marketing development to potential anchor tenants Entitled for 425,000-800,000 SF office Currently utilized as surface parking lot Location Sub-Market Potential Rentable SF Product Oakland, CA Lake Merritt 425,000 – 800,000 Office Opportunity to generate value through co-investor, sale or build-to-suit

Growth Pipeline: Sacramento 21 Potential Redevelopment 4 Sheraton Grand Sheraton Grand Potential redevelopment opportunities: Renovate existing hotel to drive average daily rate New hotel tower, multifamily or build-to-suit office on top of owned garage and retail Expansion/Renovation of Adjacent Sacramento Convention Center $196 million renovation/expansion of the Sacramento Convention Center Adds new meeting rooms and exhibit halls Scheduled to be completed in fall 2020 Part of a ~$300 million project that also renovates adjacent auditorium and theater Location Sub-Market Product Sacramento, CA Downtown/Midtown Hotel

CMCT

5 Equity Enhancing, Growth-Oriented Capital Structure

Preferred Stock Program

Series A

- Perpetual Preferred Stock at 5.5% coupon
- Continuously offered - monthly issuance
- Company and investor option to call/redeem five years from issuance[1]
- Redemption paid in cash or CMCT Common Stock, at election of the Company[1]

Series L

- Perpetual Preferred Stock at 5.5% coupon
- Company and investor option to call/redeem beginning November 21, 2022 (or earlier in limited circumstances)
- Redemption paid in cash or CMCT Common Stock, at election of the Company[1]

Historical Preferred Stock Issuance[2]

(in thousands)


$250,000
$200,000
$150,000
$100,000
$50,000
$-
$229,251
$7,637
$39,104
$30,493
$1,514
Series L Preferred Stock
Series A Preferred Stock
2016
2017
2018
2019 YTD

Target Capital Structure[3]


Common Equity
45%
Debt and
Preferred Equity
55%

- Target capital structure of 45% common equity, 55% debt and preferred equity[3] - seeks to enhance common equity returns with low relative risk
- Plan to maintain long-term debt at minimal levels

1. With respect to the Series A Preferred Stock: (i) shares can be redeemed during the first two years following the issuance date, subject to a 13% redemption fee, and during years three through five following the issuance date, subject to a 10% redemption fee; (ii) after year 5, there is no redemption fee; (iii) redemptions during the first year following the date of issuance must be paid in cash. With respect to the Series L Preferred Stock, as a general matter, shares can only be redeemed from and after the fifth anniversary of the date of original issuance.
2. Represents gross proceeds from issuances through March 31, 2019, calculated as the number of shares issued net of redemptions, times the stated value per share; proceeds are not net of commissions, fees, allocated costs or discount, as applicable.
3. Based on fair value.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

22

5 Equity Enhancing, Growth-Oriented Capital Structure

CMCT

Debt & Preferred Summary (March 31, 2019)[1]

Mortgages[2]	Interest structure (fixed/variable etc.)	Interest Rate	Maturity/ Expiration Date	Loan balance 3/31/2019 (in thousands)
1 Kaiser Plaza	Fixed	4.14%	7/1/2026	$ 97,100
Total Mortgages		4.14%		$ 97,100
Other Debt				
SBA 7(a) Loan-Backed Notes[3]	Variable	LIBOR+ 1.40%	3/20/2043	$ 30,498
Total Other Debt				$ 30,498
Corporate Debt				
Revolving Credit Facility[4]	Variable	LIBOR+ 1.55%[4]	10/31/2022	$ -
Junior Subordinated Notes	Variable	LIBOR+ 3.25%	3/30/2035	$ 27,070
Total Corporate Debt				$ 27,070
Total Debt				**$ 154,668**

Preferred Stock	Interest structure (fixed/variable etc.)	Coupon	Maturity/ Expiration Date	Outstanding (in thousands)
Series A	Fixed	5.50%	N/A	$ 78,748[5]
Series L	Fixed	5.50%	N/A	$ 229,251[6]
Total Preferred Stock				$ 307,999
Total Debt + Preferred Stock				$ 462,667

Debt Maturity Schedule (March 31, 2019)[1,2]

(in thousands)


$525
$2,151
$2,208
$2,267
$2,333
$145,184
2019
2020
2021
2022
2023
Thereafter

Fixed Debt vs. Floating Debt (March 31, 2019)[1,2]


Excluding SBA 7(a) Loan Backed Notes
Floating 22%
Fixed 78%
Including SBA 7(a) Loan Backed Notes
Floating 37%
Fixed 63%

1. Excludes: (a) $15,653,000 of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowing because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, *Secured Borrowing and Collateral*, and (b) premiums, discounts and debt issuance costs.
2. Excludes mortgage debt related to 1333 Broadway which was classified as held for sale as of March 31, 2019 and was legally defeased in May 2019 in connection with the sale of the property.
3. In May 2018, we completed a securitization of the unguaranteed portion of certain of our SBA 7(a) loans receivable with the issuance of $38,200,000 of unguaranteed SBA 7(a) loan-backed notes. The notes mature on March 20, 2043, with monthly payments due as payments on the collateralized loans are received. Based on the anticipated repayments of our collateralized SBA 7(a) loans, we estimate the weighted average life of the notes to be approximately two years.
4. In October 2018, we entered into a revolving credit facility with a bank syndicate pursuant to which CMCT can borrow up to a maximum of $250,000,000, subject to a borrowing base calculation. The revolving credit facility is secured by deeds of trust on certain properties. Outstanding advances under the revolving credit facility bear interest at (i) the base rate plus 0.55% or (ii) LIBOR plus 1.55%. The revolving credit facility matures in October 2022 and provides for one one-year extension option under certain conditions. At March 31, 2019, approximately $226,000,000 was available for future borrowings.
5. Outstanding Series A Preferred Stock represents total units issued as of March 31, 2019 of 3,159,029, less redemptions of 9,105 shares, times the stated value of $25.00 per share. Does not reflect reductions for commissions, fees, allocated costs or discount.
6. Outstanding Series L Preferred Stock represents total units issued as of March 31, 2019 of 8,080,740 times the stated value of $28.37 per share. Does not reflect reductions for commissions, fees, allocated costs or discount.

www.cimcommercial.com | ©2019 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
23

CMCT Appendix

Key Metrics 25 Lease Expirations as a % of Annualized Office Rent1,2 Top 5 Tenants1 Excludes 1333 Broadway, which was sold to an unrelated third party in May 2019, and 899 North Capitol Street, 901 North Capitol Street, 999 North Capitol Street, and 4750 Wilshire Boulevard, each of which either (i) is expected to be under contract for sale or (ii) is under contract for sale, in each case to unrelated third parties as of May 31, 2019. Represents gross monthly base rent, as of March 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. Tenant Property Lease Expiration Annualized Rent (in thousands) 2 % of Annualized Rent Rentable Square Feet % of Rentable Square Feet Kaiser Foundation Health Plan, Inc. 1 Kaiser Plaza 2025 - 2027 15,488 $ 31.0% 373,711 33.5% MUFG Union Bank, N.A. 9460 Wilshire Boulevard 2029 3,107 6.2% 27,569 2.5% 3 Arts Entertainment, Inc 9460 Wilshire Boulevard 2026 2,063 4.1% 27,112 2.4% Homeaway, Inc. 3601 S Congress Avenue 2020 1,614 3.2% 42,545 3.8% Westwood One, Inc. Lindblade Media Center 2025 1,436 2.9% 32,428 2.9% Total for Top Five Tenants 23,708 47.4% 503,365 45.1% All Other Tenants 26,230 52.6% 558,693 49.7% Vacant - - % 57,743 5.2% Total for Portfolio 49,938 $ 100.0% 1,119,801 100.0% 6.1% 14.5% 8.8% 10.9% 3.2% 3.1% 32.2% 5.0% 7.9% 1.8% 6.5% 0.0% 10.0% 20.0% 30.0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter

Program to Unlock Embedded Value and Improve Trading Liquidity of Our Common Stock Unlock Embedded Value Through Targeted Asset Sales Monetize stabilized assets to unlock embedded value that has been created since as early as 2006 Substantial portion of net proceeds from asset sales expected to be used to pay a special dividend to common shareholders Assets sold and anticipated to be sold: 26 As of the date of sale, or March 31, 2019 for assets that have not been sold yet. These properties are (i) expected to be under contract for sale or (ii) under contract for sale, in each case to unrelated third parties as of May 31, 2019. As a matter of prudent management, after evaluating each asset within its portfolio, as well as the intrinsic value of each property, the Company decided to sell these additional assets. Property Location Rentable Square Feet 1 Date Sold 2101 Webster Street Oakland, CA 474,798 March 1, 2019 1901 Harrison Street Oakland, CA 283,970 March 1, 2019 830 1st Street Washington, DC 247,337 March 1, 2019 2100 Franklin Street Oakland, CA 216,828 March 1, 2019 2353 Webster Street Parking Garage Oakland, CA N/A March 1, 2019 260 Townsend Street San Francisco, CA 66,682 March 15, 2019 1333 Broadway Oakland, CA 254,523 May 16, 2019 999 N Capitol Street 2 Washington, DC 315,983 899 N Capitol Street 2,3 Washington, DC 314,667 901 N Capitol Street 2,3 Washington, DC N/A 4750 Wilshire Boulevard 2,3 Los Angeles, CA 143,361 Total Assets Sold And Anticipated To Be Sold 2,318,149

Program to Unlock Embedded Value and Improve Trading Liquidity of Our Common Stock As of May 31, 2019. Based on fair value. The Company has met and consulted with certain holders of the Preferred Stock as it considers such engagement to be important and expects to continue to meet and consult with holders of the Preferred Stock and provide updates at significant milestones during the Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock. The Company believes that there will be more clarity to the makeup of the Company’s portfolio, the aggregate proceeds received from the Asset Sale and the trading price of our Common Stock relative to our NAV following the Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock. Such clarity and consultation with holders of the Preferred Stock will in turn help guide the Company in finding alternatives for its preferred stockholders following the Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock with terms that the Company believes such holders will find satisfactory. 27 Improve Trading Liquidity Anticipate shares of CMCT common stock held by our majority shareholder (~90% of CMCT’s outstanding common stock1) will be distributed to a diverse group of holders, which CMCT expects to be comprised of many of the current investors of such majority shareholder Expected resulting increase in public float and trading liquidity will benefit all preferred and common shareholders and improve CMCT’s access to capital Prudent and Flexible Capital Structure3 Continue to target capital structure consisting of 45% common equity and 55% debt/preferred equity2 Plan to maintain long-term debt at minimal levels (other than with respect to debt incurred for working capital purposes or acquisitions of assets that the Company intends to refinance with proceeds from the issuance of preferred stock or common stock)

CMCT Important Information

Important Information 29 Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication. AOO includes total gross assets at fair value, with real assets presented on the basis described in “Book Value” below and operating companies presented at gross assets less debt, as of the Report Date (as defined below) (including the shares of such assets owned by joint venture partners and co-investments), plus binding unfunded commitments. AOO also includes the $0.3 billion of AOO attributable to CIM Compass Latin America (CCLA), which is 50% owned and jointly operated by CIM. AOO for CMMT Partners, L.P. (CMMT) (which represents assets under management), a perpetual-life real estate debt fund, is $0.7 billion as of the Report Date. Report Date is defined to mean as of March 31, 2019. Book Value for each investment generally represents the investment’s book value as reflected in the applicable fund’s unaudited financial statements as of the Report Date prepared in accordance with U.S. generally accepted accounting principles on a fair value basis. These book values generally represent the asset’s third-party appraised value as of the Report Date, but in the case of CIM’s Cole Net-Lease Asset strategy, book values generally represent undepreciated cost (as reflected in SEC-filed financial statements). Equity Owned and Operated (EOO) represents the NAV (as defined below) before incentive fee allocation, plus binding unfunded commitments, which is $17.8 billion as of the Report Date, inclusive of $0.3 billion of EOO attributable to CCLA (as described above) and $0.7 billion of EOO for CMMT (which represents equity under management). For calculating the Book Value for CIM IV, the underlying assets of CMCT are assumed to be liquidated based upon the third-party appraised value of such assets. CIM does not view the price of CMCT’s publicly-traded shares to be a meaningful indication of the fair value of CIM IV’s interest in CMCT due to the fact that the publicly-traded shares of CMCT represent approximately 10% of the outstanding shares of CMCT and are thinly-traded. Net Asset Value (NAV) represents the distributable amount based on a “hypothetical liquidation” assuming that on the date of determination that: (i) investments are sold at their Book Values; (ii) debts are paid and other assets are collected; and (iii) appropriate adjustments and/or allocations between equity partners are made in accordance with applicable documents, as determined in accordance with applicable accounting guidance.